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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY
                                                  (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             ONE GROUP MUTUAL FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:   N/A

     (2) Aggregate number of securities to which transaction applies:     N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
         filing fee is calculated and state how it was determined):   N/A

     (4) Proposed maximum aggregate value of transaction:           N/A

     (5) Total fee paid:                           N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:                       N/A

     (2) Form, Schedule or Registration Statement No.:            N/A

     (3) Filing Party:                            N/A

     (4) Date Filed:                             N/A

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

WE NEED YOUR VOTE.

     As a One Group Mutual Funds shareholder, you have a right to vote on important material enhancements being proposed for the Funds. Although the Board of Trustees and the Investment Advisor of One Group Mutual Funds fully endorse these enhancements, we encourage you to read this proxy statement and carefully consider your position. And, most importantly, please cast your vote. You can call us, mail in the enclosed voting card or vote online. Please review the enclosed sheet for details.

Q.   What is a proxy statement?

A. A proxy statement is the official description of matters being brought to the shareholders for a vote. The primary matters described in this proxy statement require changes to certain policies of the fund. Specifically, the seven proposals described in this statement involve rewriting the fundamental investment policies to make them easier to understand and to incorporate recent regulatory changes. In addition, the shareholders are voting on creating an Intervened Lending Facility that will help save several hundred thousand dollars in fund-level expenses each year.

Q.   What changes are being suggested to the fundamental investment policies?

A. The first six proposals in this proxy statement address changes to the fundamental investment policies of several One Group Mutual Funds. Specifically, we are asking you to approve the amendment or elimination of these policies to make them easier to understand, to comply with new requirements of the Investment Company Act of 1940, and to provide the Funds with greater investment flexibility. Plus, proposal four would broaden the investment policies of the municipal bond funds affording better opportunities for management of the Funds.

Q.   Why does One Group want to create an Interfund Lending Facility?

A. Each and every day, some mutual funds borrow cash to meet short-term needs. Borrowing short-term cash helps prevent these funds from having to sell portfolio securities at a time that may be unfavorable to shareholders. Other times, mutual funds have excess short-term cash at the end of day and may be willing to lend this cash to other mutual funds. The Interfund Lending Facility would allow One Group Mutual Funds to borrow and lend this short-term cash within the fund family without going to outside financial institutions. This means that the Funds would not have to pay the expensive finance and commitment fees presently in place to meet this need. This change will save the fund family several hundred thousand dollars each year. Lower fund-level fees often mean better returns for shareholders.

Q.   How would the Board of Trustees like you to respond?

A One Group Mutual Funds Board of Trustees unanimously recommends that you cast your vote in favor of each of these proposals. You can call us toll-free, mail in your ballot or cast your vote online. Please refer to the enclosed instruction sheet for details.

                           ONE GROUP(R) MUTUAL FUNDS

                              1111 Polaris Parkway

                           Columbus, Ohio 43271-1235

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 14, 2001

     A special meeting of the shareholders of One Group Mutual Funds will be held on September 14, 2001, at 10:00 a.m., Eastern Time, in the offices of One Group Mutual Funds at 1111 Polaris Parkway, Columbus, Ohio, 43271-1235. The following proposals will be acted upon at that time:

     1. To amend each Money Market Fund's fundamental policy concerning diversification.

     2. To amend the fundamental policy of each Equity Fund (other than the Technology Fund and the Health Sciences Fund), Investor Fund, Bond Fund and Municipal Bond Fund (other than the Single State Municipal Bond Funds) concerning diversification.

     3. To eliminate the fundamental policy of each Single State Municipal Bond Fund and the Technology Fund concerning diversification and adopt a comparable non-fundamental policy.

     4. To eliminate the fundamental policy of each Municipal Bond Fund concerning investments in bonds and adopt a new fundamental policy concerning investments in municipal bonds.

     5. To eliminate the Equity Index Fund's fundamental policy concerning investments in government securities and adopt a comparable non-fundamental policy.

     6. To eliminate the fundamental policy of the U.S. Treasury Securities Money Market Fund, the Prime Money Market Fund, the Treasury Only Money Market Fund and the Government Money Market Fund concerning purchases of common stock and voting securities.

     7. To amend each Fund's (other than the Health Sciences Fund's) fundamental policy concerning borrowing money and making loans.

     8. To transact such other business as may properly come before the special meeting or any adjournment thereof.

     Shareholders of record at the close of business on June 15, 2001 are entitled to notice of, and to vote at, this special meeting or any adjournment thereof. The Board of Trustees of One Group Mutual Funds recommends that you vote in favor of each proposal.
                                           By Order of the Trustees

                                           /s/ Mark A. Beeson
                                           MARK A. BEESON
                                           President
July 1, 2001

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   IMPORTANT -- YOU CAN HELP THE FUNDS AVOID THE EXPENSE OF SENDING FOLLOW-UP
   LETTERS TO ENSURE A QUORUM BY PROMPTLY:

   1. VOTING ONLINE,

   2. VOTING BY CALLING TOLL-FREE, OR

   3. MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

   IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THESE THREE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.
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

                           ONE GROUP(R) MUTUAL FUNDS

                              1111 Polaris Parkway

                           Columbus, Ohio 43271-1235

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 14, 2001

                                PROXY STATEMENT

     The Board of Trustees (the "Trustees") of One Group Mutual Funds ("One Group") has asked that you vote on the proposals listed on the notice of special meeting of shareholders. The notice of the special meeting, the proxy statement and the enclosed proxy card were mailed to shareholders on or about July 1, 2001. The votes will be formally counted at the special meeting on September 14, 2001, and if the special meeting is adjourned, at any later meeting. You may vote at the special meeting in person, by telephone, by internet, or by returning your completed proxy card in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is voted at the special meeting by
(i) sending written notice of the revocation or a subsequently executed proxy to One Group or (ii) by attending and voting at the special meeting. Details can be found on the enclosed proxy insert. Please do not mail the proxy card if you are voting by internet or telephone.

WHO IS ELIGIBLE TO VOTE?

     Only shareholders of record at the close of business on June 15, 2001 ("Record Date") will be entitled to vote at the special meeting. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held on the Record Date. Shareholders in the One Group Health Sciences Fund are not being asked to vote on any of the proposals.

WHAT IS THE SHARE OWNERSHIP OF EACH FUND?

     The following table presents shares of capital stock of each Fund outstanding as of June 1, 2001. The One Group Health Sciences Fund is not listed below because its shareholders are not voting on any of the proposals. Throughout this proxy statement, the Funds listed below are referred to collectively as the "Funds", unless the context indicates that the reference is to a sub-grouping of Funds.

                  MARKET MONEY FUNDS                    SHARES OUTSTANDING
                  ------------------                    ------------------
One Group Prime Money Market Fund.....................  12,577,492,549.408
One Group U.S. Treasury Securities Money Market
  Fund................................................   7,551,245,433.805
One Group U.S. Government Securities Money Market
  Fund................................................     816,542,882.950
One Group Municipal Money Market Fund.................   1,540,819,728.610
One Group Michigan Municipal Money Market Fund........     231,884,932.420
One Group Ohio Municipal Money Market Fund............     162,007,062.020
One Group Institutional Prime Money Market Fund.......  10,716,749,055.735
One Group Government Money Market Fund................   4,812,112,834.640
One Group Treasury Only Money Market Fund.............   1,850,473,536.210

                                                        SHARES OUTSTANDING
                                                        ------------------
One Group Cash Management Money Market Fund...........     510,145,192.520
One Group Municipal Cash Management Money Market
  Fund................................................     462,048,453.920
EQUITY FUNDS
------------------------------------------------------
One Group Small Cap Growth Fund.......................      33,975,934.350
One Group Small Cap Value Fund........................      18,976,019.590
One Group Mid Cap Growth Fund.........................      99,805,291.251
One Group Mid Cap Value Fund..........................      81,134,154.208
One Group Diversified Mid Cap Fund....................      58,776,830.281
One Group Large Cap Growth Fund.......................     181,681,626.592
One Group Large Cap Value Fund........................     102,358,914.427
One Group Equity Income Fund..........................      34,417,430.638
One Group Diversified Equity Fund.....................     157,380,630.106
One Group Balanced Fund...............................      37,627,414.882
One Group Equity Index Fund...........................     113,060,421.231
One Group Market Expansion Index Fund.................       4,563,423.210
One Group Technology Fund.............................       7,942,104.364
One Group International Equity Index Fund.............      43,234,856.025
One Group Diversified International Fund..............      63,144,093.711
BOND FUNDS
------------------------------------------------------
One Group Ultra Short-Term Bond Fund..................      36,412,614.305
One Group Short-Term Bond Fund........................      66,158,155.644
One Group Intermediate Bond Fund......................     134,481,570.214
One Group Bond Fund...................................     216,996,635.929
One Group Income Bond Fund............................     181,667,484.208
One Group Government Bond Fund........................      93,271,349.795
One Group Treasury & Agency Fund......................      17,552,215.281
One Group High Yield Bond Fund........................      46,385,113.484
One Group Mortgage-Backed Securities Fund.............      34,007,470.277
MUNICIPAL BOND FUNDS
------------------------------------------------------
One Group Short-Term Municipal Bond Fund..............      14,043,006.577
One Group Intermediate Tax-Free Bond Fund.............      66,194,309.751
One Group Tax-Free Bond Fund..........................      49,713,074.449
One Group Municipal Income Fund.......................     123,858,084.397
SINGLE STATE MUNICIPAL BOND FUNDS
------------------------------------------------------
One Group Arizona Municipal Bond Fund.................      18,506,770.879
One Group Kentucky Municipal Bond Fund................      14,555,829.684
One Group Louisiana Municipal Bond Fund...............      14,017,581.236
One Group Michigan Municipal Bond Fund................      27,863,692.743
One Group Ohio Municipal Bond Fund....................      19,538,659.003
One Group West Virginia Municipal Bond Fund...........       9,805,168.121
INVESTOR FUNDS
------------------------------------------------------
One Group Investor Growth Fund........................      52,919,631.297
One Group Investor Growth & Income Fund...............      83,238,426.995
One Group Investor Conservative Growth Fund...........      21,798,142.823
One Group Investor Balanced Fund......................      60,137,459.982

WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER?

     At meetings held on February 15, 2001 and May 17, 2001, the Trustees, all of whom are not interested persons of One Group, as defined in the Investment Company Act of 1940, as amended, unanimously approved submitting the following proposals to a vote of One Group's shareholders:

     SUMMARY OF PROPOSALS                         FUNDS VOTING
     --------------------                         ------------
1a.  To amend the fundamental      One Group Prime Money Market Fund
     policies of certain Money     One Group U.S. Treasury Securities Money
     Market Funds concerning         Market Fund
     diversification.              One Group U.S. Government Securities Money
                                     Market Fund
                                   One Group Municipal Money Market Fund
                                   One Group Institutional Prime Money Market
                                     Fund
                                   One Group Treasury Only Money Market Fund
                                   One Group Government Money Market Fund
                                   One Group Cash Management Money Market Fund
                                   One Group Municipal Cash Management Money
                                     Market Fund

1b.  To amend the fundamental      One Group Ohio Municipal Money Market Fund
     policies of certain Money     One Group Michigan Municipal Money Market
     Market Funds concerning         Fund
     diversification.

2a.  To amend the fundamental      One Group Small Cap Growth Fund
     policy of each Equity Fund    One Group Small Cap Value Fund
     (other then the Technology    One Group Mid Cap Growth Fund
     Fund) and each Investor       One Group Mid Cap Value Fund
     Fund concerning               One Group Diversified Mid Cap Fund
     diversification.              One Group Large Cap Growth Fund
                                   One Group Large Cap Value Fund
                                   One Group Equity Income Fund
                                   One Group Diversified Equity Fund
                                   One Group Balanced Fund
                                   One Group Equity Index Fund
                                   One Group Market Expansion Index Fund
                                   One Group International Equity Index Fund
                                   One Group Diversified International Fund
                                   One Group Investor Growth Fund
                                   One Group Investor Growth & Income Fund
                                   One Group Investor Conservative Growth Fund
                                   One Group Investor Balanced Fund

     SUMMARY OF PROPOSALS                         FUNDS VOTING
     --------------------                         ------------
2b.  To amend the fundamental      One Group Ultra Short-Term Bond Fund
     policy of each Bond and       One Group Short-Term Bond Fund
     Municipal Bond Fund (other    One Group Intermediate Bond Fund
     then the Single State         One Group Bond Fund
     Municipal Bond Funds)         One Group Income Bond Fund
     concerning                    One Group Government Bond Fund
     diversification.              One Group Treasury & Agency Fund
                                   One Group High Yield Bond Fund
                                   One Group Mortgage-Backed Securities Fund
                                   One Group Short-Term Municipal Bond Fund
                                   One Group Intermediate Tax-Free Bond Fund
                                   One Group Tax-Free Bond Fund
                                   One Group Municipal Income Fund
3.   To eliminate the              One Group Arizona Municipal Bond Fund
     fundamental policy of each    One Group Kentucky Municipal Bond Fund
     Single State Municipal        One Group Louisiana Municipal Bond Fund
     Bond Fund and the             One Group Michigan Municipal Bond Fund
     Technology Fund concerning    One Group Ohio Municipal Bond Fund
     diversification and adopt     One Group West Virginia Municipal Bond Fund
     a comparable                  One Group Technology Fund
     non-fundamental policy.

4a.  To eliminate a fundamental    One Group Short-Term Municipal Bond Fund
     policy concerning             One Group Intermediate Tax-Free Bond Fund
     investments in bonds and      One Group Tax-Free Bond Fund
     adopt a fundamental policy    One Group Municipal Income Fund
     concerning investments in
     municipal bonds.

4b.  To eliminate a fundamental    One Group Arizona Municipal Bond Fund
     policy concerning
     investments in municipal
     securities and adopt a
     fundamental policy
     concerning investments in
     municipal bonds.

4c.  To eliminate a fundamental    One Group Kentucky Municipal Bond Fund
     policy concerning
     investments in municipal
     securities and adopt a
     fundamental policy
     concerning investments in
     municipal bonds.

4d.  To eliminate a fundamental    One Group Louisiana Municipal Bond Fund
     policy concerning
     investment in municipal
     securities and adopt a
     fundamental policy
     concerning investments in
     municipal bonds.

     SUMMARY OF PROPOSALS                         FUNDS VOTING
     --------------------                         ------------

4e.  To eliminate a fundamental    One Group Michigan Municipal Bond Fund
     policy concerning
     investments in municipal
     securities and adopt a
     fundamental policy
     concerning investments in
     municipal bonds.

4f.  To eliminate a fundamental    One Group Ohio Municipal Bond Fund
     policy concerning
     investments in municipal
     securities and adopt a
     fundamental policy
     concerning investments in
     municipal bonds.

4g.  To eliminate a fundamental    One Group West Virginia Municipal Bond Fund
     policy concerning
     investments in municipal
     securities and adopt a
     fundamental policy
     concerning investments in
     municipal bonds.

5.   To eliminate a fundamental    One Group Equity Index Fund
     policy concerning
     investments in government
     securities and adopt an
     identical non-fundamental
     policy.

6.   To eliminate a fundamental    One Group U.S. Treasury Securities Money
     policy concerning               Market Fund
     purchases of common stock     One Group Prime Money Market Fund
     and voting securities.        One Group Institutional Prime Money Market
                                     Fund
                                   One Group Treasury Only Money Market Fund
                                   One Group Government Money Market Fund

7a.  To amend a fundamental        Each Fund (except One Group Treasury Only
     policy concerning loans.        Money Market Fund, One Group Government
                                     Money Market Fund, One Group Cash
                                     Management Money Market Fund, and One
                                     Group Municipal Cash Management Money
                                     Market Fund)

7b.  To amend a fundamental        Each Fund (except One Group Treasury Only
     policy concerning               Money Market Fund, One Group Government
     borrowing money.                Money Market Fund, One Group Cash
                                     Management Money Market Fund and One
                                     Group Municipal Cash Management Money
                                     Market Fund)

     SUMMARY OF PROPOSALS                         FUNDS VOTING
     --------------------                         ------------

7c.  To amend fundamental          One Group Treasury Only Money Market Fund
     policies concerning           One Group Government Money Market Fund
     borrowing money.              One Group Cash Management Money Market Fund
                                   One Group Municipal Cash Management Money
                                     Market Fund

8.   To transact such other        Each Fund
     business as may properly
     come before the meeting
     and any adjournment
     thereof.

     You are being asked to vote only on those proposals related to Funds in which you are invested. If, for example, you do not own shares of the Arizona Municipal Bond Fund, you would not vote on Proposal 4b.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

     Each Fund votes separately. Approval of each proposal requires the affirmative vote of the lesser of (a) 67% of the shares of each Fund that are present at the meeting in person or by proxy or (b) a majority of each Fund's outstanding shares. To hold the meeting, however, a quorum must be present. For information on quorum requirements, please see "What is required to achieve a quorum?" on page 24 of this proxy statement.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board of Trustees recommends that you vote "FOR" each of the proposals for which you are entitled to vote.

IF THE PROPOSALS ARE APPROVED, WHEN ARE THEY EFFECTIVE?

     If approved, each proposal will be effective November 1, 2001.

HOW CAN I GET MORE INFORMATION ABOUT THE FUNDS?

     COPIES OF ONE GROUP'S ANNUAL REPORT DATED JUNE 30, 2000 AND SEMI-ANNUAL REPORT DATED DECEMBER 31, 2000 ARE AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-480-4111 OR VISITING WWW.ONEGROUP.COM.

WHY ARE WE BEING ASKED TO VOTE ON PROPOSALS 1A AND 1B?

     Proposals 1a and 1b relate to updating each Money Market Fund's current diversification policy to reflect changes in the rules under the federal securities laws relating to money market funds. Rule 2a-7 under the Investment Company

Act of 1940, as amended, (the "1940 Act") sets diversification and credit quality standards for money market funds. Under the rule, taxable money market funds (such as the Prime Money Market Fund) and tax-exempt national money market funds (that is, funds that do not limit their investments to securities exempt from the income taxes of a specific state, such as the Municipal Money Market
Fund) may not invest more than 5% of their total assets in the securities of a single issuer. This limitation applies to 100% of a money market fund's assets. The current investment policies for the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund, the U.S. Government Securities Money Market Fund, the Municipal Money Market Fund, the Cash Management Money Market Fund, the Municipal Cash Management Money Market Fund, the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund and the Government Money Market Fund apply this limitation only to 75% of each Fund's assets.

     Single state money market funds (that is, funds that hold themselves out as primarily distributing income exempt from the income taxes of a specific state, such as the Ohio Municipal Money Market Fund) also may not invest more than 5% of their total assets in the securities of a single issuer. This limitation applies to 75% of a single state money market fund's assets. The current investment restrictions for the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund apply this limitation only to 50% of each Fund's assets.

     In all cases, securities issued or guaranteed by the United States, its agencies or instrumentalities and money market funds, are excluded from these limitations.

     Although their diversification policies have not been updated, each Money Market Fund currently complies with Rule 2a-7. Therefore, approval of Proposals 1a and 1b will not affect the way each Fund is managed.

PROPOSAL 1A: TO AMEND THE FUNDAMENTAL POLICY OF THE PRIME MONEY MARKET FUND, THE U.S. TREASURY SECURITIES MONEY MARKET FUND, THE U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, THE MUNICIPAL MONEY MARKET FUND, THE INSTITUTIONAL PRIME MONEY MARKET FUND, THE TREASURY ONLY MONEY MARKET FUND, THE GOVERNMENT MONEY MARKET FUND, THE CASH MANAGEMENT MONEY MARKET FUND AND THE MUNICIPAL CASH MANAGEMENT MONEY MARKET FUND CONCERNING DIVERSIFICATION.

     The current fundamental investment policy concerning diversification for the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund, the U.S. Government Securities Money Market Fund, the Municipal Money Market Fund, the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund, the Government Money Market Fund, the Cash

Management Money Market Fund and the Municipal Cash Management Money Market Fund states that the Funds will not:

          Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with the Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer; provided, however, that a Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

     The Trustees and the investment advisor recommend that shareholders of the Funds listed above vote to replace each Fund's fundamental investment policy with the following amended fundamental policy governing diversification:

          The Fund may not purchase the securities of any issuer, if, as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

     If the new fundamental policy concerning diversification is adopted as proposed, the Trustees intend to adopt the following non-fundamental policy:

          For purposes of the Fund's diversification policy, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

     Approval of Proposal 1a will not affect the way the Funds are currently managed.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 1A.

PROPOSAL 1B: TO AMEND THE FUNDAMENTAL POLICY OF THE MICHIGAN MUNICIPAL MONEY MARKET FUND AND THE OHIO MUNICIPAL MONEY MARKET FUND RELATING TO
DIVERSIFICATION.

     The current fundamental investment policy concerning diversification for the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund states that the Funds will not:

          Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with the Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer; provided, however, that with respect to 50% of its assets, the Fund may invest up to 25% of its assets in the securities of a single issuer. With respect to the remaining 50% of its total assets, the Fund may not purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

     The Trustees and the investment advisor recommend that shareholders of the Funds listed above vote to replace each Fund's fundamental investment policy with the following amended fundamental policy governing diversification:

          The Fund may not purchase the securities of any issuer, if, as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

     If the new fundamental policy concerning diversification is adopted as proposed, the Trustees intend to adopt the following non-fundamental policy:

          For purposes of the Fund's diversification policy, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

     Approval of Proposal 1b will not affect the way the Funds are currently managed.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 1B.

WHY ARE WE BEING ASKED TO VOTE ON PROPOSALS 2A, 2B AND 3?

     Sections 5(b)(1) and 5(b)(2) of the 1940 Act define "diversified" and "non-diversified" companies. A "diversified" company is defined in Section 5(b)(1) as a company which meets the following requirements: at least 75% of the company's total assets is represented by (i) cash and cash items (including receivables),
(ii) government securities, (iii) securities of other investment companies, and
(iv) other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the company and to not more than 10% of the outstanding voting securities of such issuer. A "non-diversified" fund means any company that is not a "diversified" company. Each One Group Fund has adopted fundamental policies which reflect the definitions of diversified and non-diversified companies, as appropriate.

     Proposals 2a and 2b are designed to amend the fundamental diversification policies of the diversified Funds. The amended policies will provide additional flexibility to the diversified Funds. Although the change will not materially affect the way the Funds are managed, the amendment will enable the Funds to take advantage of any future statutory or regulatory changes without the expense of a shareholder vote.

     Section 10 of the 1940 Act provides that a fund may change its classification from a diversified to a non-diversified company only by a vote of a majority of the outstanding voting securities of the fund. However, a shareholder vote is not necessary to change a fund's classification from "non-diversified" to "diversified". Therefore, Proposal 3 not only amends the diversification policies of the "non-diversified funds" consistent with Proposals 2a and 2b, but also changes the diversification policy of each Fund from fundamental to non-fundamental. Making the policies non-fundamental will allow the Trustees to change a non-diversified Fund's classification without the potential costs and delays of conducting a shareholder meeting.

PROPOSAL 2A: TO AMEND THE FUNDAMENTAL POLICY OF EACH EQUITY FUND (OTHER THAN THE TECHNOLOGY FUND) AND EACH INVESTOR FUND CONCERNING DIVERSIFICATION.

     The current fundamental policy of each Equity Fund (other than the Technology Fund) and each Investor Fund concerning diversification states that each Fund will not:

          Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with a Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of a Fund's assets. With respect to One Group Equity Index Fund, no more than 10% of the Fund's assets may be invested in securities issued or guaranteed by the United States, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered securities issued or guaranteed by the United States, its agencies or instrumentalities ("Government Securities") for purposes of the Equity Index Fund's 10% limitation on investments in Government Securities.

     The Trustees and the investment advisor recommend that shareholders of the Equity Funds (other than the Technology Fund) vote to replace each Fund's fundamental investment policy concerning diversification with the following amended policy:

          The Fund may not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund's status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

     The proposed change will not materially affect the way the Funds are managed, but will allow the Funds to quickly and inexpensively take advantage of regulatory changes.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 2A.

PROPOSAL 2B: TO AMEND THE FUNDAMENTAL POLICY OF EACH BOND AND MUNICIPAL BOND FUND (OTHER THAN THE SINGLE STATE MUNICIPAL BOND FUNDS) CONCERNING DIVERSIFICATION.

     The current fundamental policy of each Bond and Municipal Bond Fund (other than the Single State Municipal Bond Funds) concerning diversification states that each Fund will not:

          Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with a Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of a Fund's assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

     The Trustees and the investment advisor recommend that shareholders of the Bond and Municipal Bond Funds (other than the Single State Municipal Bond Funds) vote to replace each Fund's fundamental investment policy concerning diversification with the following amended policy.

          The Fund may not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund's status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

     The proposed change will allow the Funds to change their status from non-diversified to diversified if economic conditions warrant without the costs and delays of a shareholder vote.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 2B.

PROPOSAL 3: TO ELIMINATE THE FUNDAMENTAL POLICY OF THE ARIZONA MUNICIPAL BOND FUND, THE KENTUCKY MUNICIPAL BOND FUND, THE LOUISIANA MUNICIPAL BOND FUND, THE MICHIGAN MUNICIPAL BOND FUND, THE OHIO MUNICIPAL BOND FUND, THE WEST VIRGINIA MUNICIPAL BOND FUND AND THE TECHNOLOGY FUND CONCERNING DIVERSIFICATION AND ADOPT A COMPARABLE NON-FUNDAMENTAL POLICY.

     The current fundamental policy of each Single State Municipal Bond Fund and the Technology Fund concerning diversification states that each Fund will not:

          Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with a Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 25% of the total assets of a Fund would be invested in the securities of such issuer. This restriction applies to 50% of a Fund's assets. With respect to the remaining 50% of its total assets, a Fund may not purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

     The Trustees and the investment advisor recommend that shareholders of the Single State Municipal Bond Funds and the Technology Fund vote to replace each Fund's fundamental investment policy concerning diversification with a comparable non-fundamental policy as follows:

          The Fund will not purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of other investment companies, and repurchase agreements involving these securities. This restriction applies with respect to 50% of the Fund's total assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

     Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Trustees. Therefore, any future changes to a Fund's proposed non-fundamental policy concerning diversification would require approval of the Trustees. The elimination of each Fund's fundamental investment policy and the adoption of comparable non-fundamental investment policy is not expected to materially affect the way each Fund is managed.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 3.

WHY ARE WE BEING ASKED TO VOTE ON PROPOSAL 4A?

     On January 17, 2001, the U.S. Securities and Exchange Commission ("SEC") adopted a new rule concerning fund names. The rule provides that tax-exempt funds must adopt a fundamental policy of either (i) investing, under normal circumstances, at least 80% of the fund's net assets in investments the income from which is exempt from federal or both federal and state income tax ("asset test"), or (ii) investing, under normal circumstances, its assets so that at least 80% of the income that the fund distributes will be exempt from federal or from both federal and state income tax ("income test"). The current fundamental policies for the Short-Term Municipal Bond Fund, the Intermediate Tax-Free Bond Fund, the Tax-Free Bond Fund and the Municipal Income Fund provide that at least 65% of each Fund's total assets will be invested in bonds. The Trustees recommend eliminating each Fund's current fundamental policies as discussed above and adopting a fundamental policy that reflects the "asset test". Fundamental polices may be changed or eliminated only with shareholder approval.

PROPOSAL 4a: TO ELIMINATE A FUNDAMENTAL POLICY OF THE SHORT-TERM MUNICIPAL BOND FUND, THE INTERMEDIATE TAX-FREE BOND FUND, THE TAX-FREE BOND FUND AND THE MUNICIPAL INCOME FUND CONCERNING INVESTMENTS IN BONDS AND ADOPT A FUNDAMENTAL POLICY CONCERNING INVESTMENTS IN MUNICIPAL BONDS.

     The current investment policies for the Short-Term Municipal Bond Fund, the Intermediate Tax-Free Bond Fund, the Tax-Free Bond Fund and the Municipal Income Fund provide that:

          As a matter of fundamental policy, the Fund will invest at least 65% of its total assets in bonds.

     The Trustees and the investment advisor recommend that shareholders of each of the Funds listed above vote to replace this fundamental policy with the following new fundamental policy:

          Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax.

     The elimination of each Fund's current fundamental policy and the adoption of a new fundamental policy is not expected to materially change the way each Fund is managed.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 4a.

WHY ARE WE BEING ASKED TO VOTE ON PROPOSALS 4b-4g?

     On January 17, 2001, the SEC adopted a new rule concerning fund names. The rule provides that tax-exempt funds must adopt a fundamental policy of either
(i) investing, under normal circumstances, at least 80% of the fund's net assets in investments the income from which is exempt from federal or both federal and state income tax ("asset test"), or (ii) investing, under normal circumstances, its assets so that at least 80% of the income that the fund distributes will be exempt from federal or from both federal and state income tax ("income test"). The current fundamental investment policies for the Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund, and the West Virginia Municipal Bond Fund state that the Funds invest at least 80% of their total assets in municipal securities issued by or on behalf of the named state and its respective authorities, political subdivisions, agencies and instrumentalities. The Trustees recommend eliminating each Fund's current fundamental policy as discussed above and adopting a new fundamental policy that reflects the "asset test". Fundamental polices may be changed or eliminated only with shareholder approval.

PROPOSAL 4b: TO ELIMINATE THE ARIZONA MUNICIPAL BOND FUND'S FUNDAMENTAL POLICY CONCERNING INVESTMENTS IN MUNICIPAL SECURITIES AND ADOPT A FUNDAMENTAL POLICY CONCERNING INVESTMENTS IN MUNICIPAL BONDS.

     The current investment policy for the Arizona Municipal Bond Fund provides that:

          The Fund invests at least 80% of its total assets in municipal securities issued by or on behalf of Arizona and its respective authorities, political subdivisions, agencies and instrumentalities.

     The Trustees and the investment advisor recommend that shareholders of the Fund vote to replace this fundamental policy with the following new fundamental policy:

          Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Arizona personal income tax.

     The proposed fundamental policy would significantly broaden the Fund's investment opportunities by permitting the Fund to invest in securities the income of which is exempt from Arizona personal income tax, but which are issued by a state or territory other than Arizona.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 4b.

PROPOSAL 4c: TO ELIMINATE THE KENTUCKY MUNICIPAL BOND FUND'S FUNDAMENTAL POLICY CONCERNING INVESTMENTS IN MUNICIPAL SECURITIES AND ADOPT A FUNDAMENTAL POLICY CONCERNING INVESTMENTS IN MUNICIPAL BONDS.

     The current investment policy for the Kentucky Municipal Bond Fund provides that:

          The Fund invests at least 80% of its total assets in municipal securities that are exempt from federal income tax. Alternatively, the Fund invests its assets so that 80% of its annual interest income is exempt from federal income tax. The Fund invests at least 65% of its total assets in securities issued by or on behalf of Kentucky and its respective authorities, political subdivisions, agencies and instrumentalities.

     The Trustees and the investment advisor recommend that shareholders of the Fund vote to replace this fundamental policy with the following new fundamental policy:

          Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Kentucky personal income tax.

     The proposed fundamental policy would significantly broaden the Fund's investment opportunities by permitting the Fund to invest in securities the income of which is exempt from Kentucky personal income tax, but which are issued by a state or territory other than Kentucky.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 4c.

PROPOSAL 4d: TO ELIMINATE THE LOUISIANA MUNICIPAL BOND FUND'S FUNDAMENTAL POLICY CONCERNING INVESTMENTS IN MUNICIPAL SECURITIES AND ADOPT A FUNDAMENTAL POLICY CONCERNING INVESTMENTS IN MUNICIPAL BONDS.

     The current investment policy for the Louisiana Municipal Bond Fund provides that:

          The Fund invests at least 80% of its total assets in municipal securities issued by or on behalf of Louisiana and its respective authorities, political subdivisions, agencies and instrumentalities.

     The Trustees and the investment advisor recommend that shareholders of the Fund vote to replace this fundamental policy with the following new fundamental policy:

          Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Louisiana personal income tax.

     The proposed fundamental policy would significantly broaden the Fund's investment opportunities by permitting the Fund to invest in securities the income of which is exempt from Louisiana personal income tax, but which are issued by a state or territory other than Louisiana.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 4d.

PROPOSAL 4e: TO ELIMINATE THE MICHIGAN MUNICIPAL BOND FUND'S FUNDAMENTAL POLICY CONCERNING INVESTMENTS IN MUNICIPAL SECURITIES AND ADOPT A FUNDAMENTAL POLICY CONCERNING INVESTMENTS IN MUNICIPAL BONDS.

     The current investment policy for the Michigan Municipal Bond Fund provides that:

          The Fund invests at least 80% of its total assets in municipal securities issued by or on behalf of Michigan and its respective authorities, political subdivisions, agencies and instrumentalities.

     The Trustees and the investment advisor recommend that shareholders of the Fund vote to replace this fundamental policy with the following new fundamental policy:

          Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Michigan personal income tax.

     The proposed fundamental policy would significantly broaden the Fund's investment opportunities by permitting the Fund to invest in securities the income of which is exempt from Michigan personal income tax, but which are issued by a state or territory other than Michigan.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 4e.

PROPOSAL 4f: TO ELIMINATE THE OHIO MUNICIPAL BOND FUND'S FUNDAMENTAL POLICY CONCERNING INVESTMENTS IN MUNICIPAL SECURITIES AND ADOPT A FUNDAMENTAL POLICY CONCERNING INVESTMENTS IN MUNICIPAL BONDS.

     The current investment policy for the Ohio Municipal Bond Fund provides that:

          The Fund invests at least 80% of its total assets in municipal securities issued by or on behalf of Ohio and its respective authorities, political subdivisions, agencies and instrumentalities.

     The Trustees and the investment advisor recommend that shareholders of the Fund vote to replace this fundamental policy with the following new fundamental policy:

          Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Ohio personal income tax.

     The proposed fundamental policy would significantly broaden the Fund's investment opportunities by permitting the Fund to invest in securities the income of which is exempt from Ohio personal income tax, but which are issued by a state or territory other than Ohio.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 4f.

PROPOSAL 4g: TO ELIMINATE THE WEST VIRGINIA MUNICIPAL BOND FUND'S FUNDAMENTAL POLICY CONCERNING INVESTMENTS IN MUNICIPAL SECURITIES AND ADOPT A FUNDAMENTAL POLICY CONCERNING INVESTMENTS IN MUNICIPAL BONDS.

     The current investment policy for the West Virginia Municipal Bond Fund provides that:

          The Fund invests at least 80% of its total assets in municipal securities issued by or on behalf of West Virginia and its respective authorities, political subdivisions, agencies and instrumentalities.

     The Trustees and the investment advisor recommend that shareholders of the Fund vote to replace this fundamental policy with the following new fundamental policy:

          Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and West Virginia personal income tax.

     The proposed fundamental policy would significantly broaden the Fund's investment opportunities by permitting the Fund to invest in securities whose income is exempt from West Virginia personal income tax, but which are issued by a state or territory other than West Virginia.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 4g.

WHY ARE WE BEING ASKED TO VOTE ON PROPOSALS 5 AND 6?

     Some of the Funds have adopted fundamental policies that, under the 1940 Act, are not required to be fundamental. As mentioned above, a fundamental policy can be changed only with shareholder approval. Obtaining shareholder approval in order to comply with regulatory changes and to take advantage of economic developments is expensive and can result in lost opportunities. Elimination of the fundamental policies discussed in Proposals 5 and 6 will provide the Funds with increased flexibility and potentially reduce future Fund expenses.

PROPOSAL 5: TO ELIMINATE THE EQUITY INDEX FUND'S FUNDAMENTAL POLICY CONCERNING INVESTMENTS IN GOVERNMENT SECURITIES AND ADOPT AN IDENTICAL NON-FUNDAMENTAL POLICY.

     The current fundamental policy concerning investments in government securities states that the Equity Index Fund may not:

          Invest more than 10% of its total assets in securities issued or guaranteed by the United States, it agencies or instrumentalities. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered issued or guaranteed by the United States, its agencies or instrumentalities for purposes of the 10% limitation.

     The Trustees and the investment advisor recommend that shareholders of the Fund vote to replace the Fund's fundamental policy concerning investments in government securities with an identical non-fundamental policy as follows:

          The Fund may not invest more than 10% of its total assets in securities issued or guaranteed by the United States, it agencies or instrumentalities. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered issued or guaranteed by the United States, its agencies or instrumentalities for purposes of the 10% limitation.

     Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Trustees. Therefore, any future changes to the Fund's proposed non-fundamental policy concerning investments in government securities would require approval of the Trustees. The elimination of the Fund's fundamental policy and the adoption of an identical non-fundamental policy is not expected to materially affect the way the Fund is managed.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 5.

PROPOSAL 6: TO ELIMINATE A FUNDAMENTAL POLICY OF THE U.S. TREASURY SECURITIES MONEY MARKET FUND, THE PRIME MONEY MARKET FUND, THE INSTITUTIONAL PRIME MONEY MARKET FUND, THE TREASURY ONLY MONEY MARKET FUND AND THE GOVERNMENT MONEY MARKET FUND CONCERNING PURCHASES OF COMMON STOCK AND VOTING SECURITIES.

     A current fundamental policy of the U.S. Treasury Securities Money Market Fund, the Prime Money Market Fund, the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund and the Government Money Market Fund prohibits investments in common stocks and voting securities. Because each of these Funds holds itself out as a money market fund, it must comply with the requirement of Rule 2a-7 under the 1940 Act. Rule 2a-7 places quality, maturity and diversification standards on money market funds that effectively preclude them from investing in common stocks and voting securities. As a result, the fundamental policy discussed in this proposal is unnecessary. Therefore, the Trustees and the investment advisor recommend that shareholders of the Funds listed above vote to eliminate this fundamental policy.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 6.

WHY ARE WE BEING ASKED TO VOTE ON PROPOSALS 7a, 7b AND 7c?

     Each day, some of the One Group Funds enter into repurchase transactions with banks and other entities or purchase other short-term instruments from banks and other entities. These transactions and agreements are equivalent to loans. The Funds earn interest on these investments.

     At the same time, other One Group Funds borrow money from the same or similar banks for temporary purposes. For instance, the Funds may need to borrow money to satisfy redemption requests, or to cover unanticipated cash shortfalls. The Funds have two ways of borrowing money. First, they have overdraft protection provided through One Group's custodian, State Street Bank and Trust Company. Second, the Funds can draw on a committed line of credit that they maintain with a banking syndicate under which the banks lend money to the Funds to meet the Funds' temporary cash needs.

     When Funds borrow money under the two credit arrangements described above, the Funds pay interest on the borrowed cash. The rate of interest the Funds pay on the loans is significantly higher than the rate of interest that is earned by other One Group Funds on investments in repurchase agreements and other short-term instruments. In effect, the banks are borrowing cash from some One Group Funds in the form of repurchase agreements or other short-term obligations and lending the cash to other One Group Funds at a rate higher than the bank's cost of borrowing the cash. In addition, the committed line of credit requires the Funds to pay substantial up-front commitment fees, on top of the interest paid on the loan, in order to secure the banks' commitments to lend the money. The commitment fees must be paid regardless of whether the Funds borrow any money from the banks.

     To reduce reliance on these arrangements, the Funds would like to establish an "Interfund Lending Facility". The Interfund Lending Facility would permit each One Group Fund to lend money directly to, and borrow money directly from, other One Group Funds for temporary purposes. The proposed Interfund Lending Facility would both substantially reduce the Funds' borrowing costs and enhance the ability of the lending Funds to earn higher rates of interest on their short-term loans. As a result, both the lending One Group Fund and the borrowing One Group Fund would benefit from the Interfund Lending Facility. One Group is seeking an order from the SEC permitting the Funds to establish the Interfund Lending Facility.

     In order to implement the Interfund Lending Facility, investment restrictions relating to the borrowing and lending activities of the Funds must be amended. The amendments are addressed in Proposals 7a, 7b and 7c.

PROPOSAL 7a: TO AMEND A FUNDAMENTAL POLICY CONCERNING LOANS.

     A current investment restriction applicable to each of the Funds, except the Treasury Only Money Market Fund, the Government Money Market Fund, the Cash Management Money Market Fund and the Municipal Cash Management Money Market Fund, provides that:

          Each of the Funds will not make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the prospectus and in the Statement of Additional Information.

     The Trustees and the investment advisor recommend that shareholders vote to amend the lending restrictions applicable to each of the Funds, except the Treasury Only Money Market Fund, the Government Money Market Fund, the Cash Management Money Market Fund and the Municipal Cash Management Money Market Fund, in the following way (new language is underlined):

          Each of the Funds will not make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the prospectus and in the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the U.S. Securities and Exchange Commission.

     The proposed amendment will enhance the ability of the Funds to earn higher rates of interest on short-term loans.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 7a.

PROPOSAL 7b: TO AMEND A FUNDAMENTAL POLICY CONCERNING BORROWING MONEY.

     A current fundamental policy applicable to each of the Funds, other than the Treasury Only Money Market Fund, the Government Money Market Fund, the Cash Management Money Market Fund and the Municipal Cash Management Money Market Fund, states that each Fund may not:

          Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

     The Trustees and the investment advisor recommend that shareholders vote to amend the borrowing restrictions applicable to each of the Funds, other than the Treasury Only Money Market Fund, the Government Money Market Fund, the Cash Management Money Market Fund and the Municipal Cash Management Money Market Fund, in the following way (new language is underlined):

          Each Fund may not (i) borrow money or issue senior securities, except that each Fund may (a) borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing and (b) enter into interfund lending arrangements for temporary purposes subject to the conditions set forth in an order received from the U.S. Securities and Exchange Commission; or (ii) mortgage, pledge, or hypothecate any assets, except in connection with (a) borrowings described in (i)(a) above and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing and (b) interfund lending arrangements subject to the conditions set forth in an order received from the U.S. Securities and Exchange Commission. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

     The proposed amendment will allow the Funds to substantially reduce their borrowing costs.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 7b

PROPOSAL 7c: TO AMEND FUNDAMENTAL POLICIES OF THE TREASURY ONLY MONEY MARKET FUND, THE GOVERNMENT MONEY MARKET FUND, THE CASH MANAGEMENT MONEY MARKET FUND AND THE MUNICIPAL CASH MANAGEMENT MONEY MARKET FUND CONCERNING BORROWING MONEY.

     Current investment policies applicable to the Treasury Only Money Market Fund, the Government Money Market Fund, the Cash Management Money Market Fund and the Municipal Cash Management Money Market Fund state that each Fund may not:

     1. Borrow money or issue senior securities, except that each Fund may borrow from banks for temporary purposes in amounts up to 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the respective Fund's total assets at the time of its borrowing.

     2. Purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the respective Fund's net assets.

     The Trustees and the investment advisor recommend that shareholders of the Treasury Only Money Market Fund, the Government Money Market Fund, the Cash Management Money Market Fund and the Municipal Cash Management Money Market Fund vote to amend the borrowing policies applicable to the Funds in the following way (new language is underlined):

          Each Fund may not (i) borrow money or issue senior securities, except that each Fund may (a) borrow from banks for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing and (b) enter into interfund lending arrangements for temporary purposes subject to the conditions set forth in an order received from the U.S. Securities and Exchange Commission; or (ii) mortgage, pledge, or hypothecate any assets, except in connection with (a) borrowings described in (i)(a) above and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing and (b) interfund lending arrangements subject to the conditions set forth in an order received from the U.S Securities and Exchange Commission. A Fund will not purchase securities while borrow-ings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

     The proposed amendment will allow the Funds to substantially reduce their borrowing costs.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 7c.

                      FURTHER INFORMATION ABOUT VOTING AND
                            THE SHAREHOLDER MEETING

WHAT IS REQUIRED TO ACHIEVE A QUORUM?

     To hold a meeting, a majority of the shares of each Fund entitled to be voted must be received by proxy or be present at the meeting. This is called a quorum. If a quorum is present, but sufficient votes in favor of one or more of the proposals are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. An adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of an adjournment if they determine that additional solicitation is reasonable and in the best interests of the Funds' shareholders. Abstentions and "broker non-votes" (as defined below) will be counted as present for purposes of determining whether a quorum is present for purposes of convening a meeting.

HOW ARE VOTES COUNTED?

     The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple Funds or accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions when voting by telephone or by internet. You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST", or instruct them not to vote your shares on the proposal by checking the "ABSTAIN" box. Alternatively, you also may simply sign, date and return your proxy card(s) with no specific instructions as to the proposals. IF YOU PROPERLY EXECUTE YOUR PROXY CARD AND GIVE NO VOTING INSTRUCTIONS WITH RESPECT TO A PROPOSAL, YOUR SHARES WILL BE VOTED FOR THE PROPOSAL.

     "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by a Fund, but which are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. If the proposal must be approved by a percentage of voting securities present at the meeting or a majority of a Fund's outstanding shares, abstentions and broker non-votes will have the effect of being counted as votes against the proposal.

CAN ADDITIONAL MATTERS BE ACTED UPON AT THE MEETING?

     The Trustees know of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, the persons named as proxies, or their substitutes, will vote on such matters in accordance with their judgement.

HOW ARE PROXIES BEING SOLICITED?

     Proxy solicitations will be made primarily by mail, but also may be made by telephone, facsimile, electronic means or personal interview conducted by certain officers or employees of One Group or One Group Administrative Services, Inc. (One Group's administrator pursuant to an administration agreement between One Group Administrative Services, Inc. and One Group dated as of November 1,
2000) or its affiliate. In addition, a proxy solicitation firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

     If votes are recorded by telephone, One Group will employ procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) and the number of shares owned and to confirm that the shareholder has received the proxy statement and proxy card in the mail. Shareholders requiring further information with respect to telephonic or electronically transmitted voting instructions or the proxy generally should contact One Group toll-free at 1-800-480-4111.

CAN I CHANGE MY VOTE AFTER I MAIL MY PROXY?

     Any proxy, including those given via the internet or by telephone, may be revoked at any time before it is voted at the meeting by filing a written notice of revocation with the Funds, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.

WHO PAYS FOR SOLICITING PROXIES?

     The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by One Group Mutual Funds. If retained, a proxy solicitation firm will be paid a fee plus reimbursement of out-of-pocket expenses.

IS ONE GROUP REQUIRED TO HOLD AN ANNUAL MEETING?

     One Group's Declaration of Trust and Code of Regulations do not provide for annual shareholder meetings, and no such meetings are planned for 2001. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by One Group Mutual Funds within a reasonable period of time prior to printing and mailing proxy materials for such meeting.

                      GENERAL INFORMATION ABOUT THE FUNDS

WHO ARE THE INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR?

     Banc One Investment Advisors Corporation (1111 Polaris Parkway, Columbus, Ohio, 43271-0211) serves as the investment advisor to each of the Funds. One Group Administrative Services, Inc. (1111 Polaris Parkway, Columbus, Ohio 43271-1235) is the Funds' administrator. Both Banc One Investment Advisors Corporation and One Group Administrative Services, Inc. are indirect, wholly-owned subsidiaries of Bank One Corporation. The Funds have a distribution agreement with The One Group Services Company (3435 Stelzer Road, Columbus, Ohio 43219). The One Group Services Company is an affiliate of BISYS Group, Inc.

WHO ARE THE PRINCIPAL OWNERS OF EACH FUND'S SHARES?

     The following list indicates the beneficial ownership of the shareholders who, to the best knowledge of One Group, are the beneficial owners of more than 5% of the outstanding shares of the named Funds:

                                                                 PERCENTAGE
       NAME AND ADDRESS                     FUND                OF OWNERSHIP
       ----------------                     ----                ------------
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Balanced Fund                      8.53%
PO Box 2052
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Balanced Fund                     18.84%
PO Box 2052
Jersey City, NJ 07303-2052

                                                                 PERCENTAGE
       NAME AND ADDRESS                     FUND                OF OWNERSHIP
       ----------------                     ----                ------------
Bank One Cor TTEE..............  Bond Fund                          5.22%
FBO Bank One Corporation
Saving and Investments Plan
Attn: Trading Services E26
859 Willard St.
Quincy MA 02163-7428
The One Group Investor
Growth & Income Fund...........  Diversified Equity Fund            6.42%
c/o The One Group
Services Company
3435 Stelzer Road
Columbus, OH 43219-6004
The One Group Investor
Growth & Income Fund...........  Diversified International          5.94%
c/o The One Group                Fund
Services Company
3435 Stelzer Road
Columbus, OH 43219-6004
Bank One Corp PP-equities......  Diversified International         10.87%
1111 Polaris Parkway             Fund
PO Box 711234
Columbus OH 43271-1234
The One Group Investor
Growth & Income Fund...........  Diversified Mid Cap Fund           5.75%
c/o The One Group
Services Company
3435 Stelzer Road
Columbus, OH 43219-6004
The One Group Investor
Growth Fund....................  Diversified Mid Cap Fund           6.43%
c/o The One Group
Services Company
3435 Stelzer Road
Columbus, OH 43219-6004
Bank One Corp PP-equities......  Diversified Mid Cap Fund           7.85%
1111 Polaris Parkway
PO Box 711234
Columbus OH 43271-1234
The One Group Investor
Growth & Income Fund...........  Mid Cap Value Fund                 5.39%
c/o The One Group
Services Company
3435 Stelzer Road
Columbus, OH 43219-6004

                                                                 PERCENTAGE
       NAME AND ADDRESS                     FUND                OF OWNERSHIP
       ----------------                     ----                ------------
Bank One Corp PP-equities......  Mid Cap Value Fund                18.45%
1111 Polaris Parkway
PO Box 711234
Columbus OH 43271-1234
Banc One Cor TTEE..............  Mid Cap Growth Fund                5.35%
FBO Savings and Investment Plan
Attn: Trading Services E26
859 Willard St
Quincy, MA 02169-7428
Bank One Corp PP-equities......  Mid Cap Growth Fund                8.38%
1111 Polaris Parkway
PO Box 711234
Columbus OH 43271-1234
The One Group Investor
Balanced Fund..................  Income Bond Fund                   5.96%
c/o The One Group
Services Company
3435 Stelzer Road
Columbus, OH 43219-6004
The One Group Investor
Growth & Income Fund...........  Income Bond Fund                   5.18%
c/o The One Group
Services Company
3435 Stelzer Road
Columbus, OH 43219-6004
Pershing as Agent..............  Prime Money Market Fund           13.48%
FBO One Group
Customer Accounts
1 Pershing Plz
Jersey City, NJ 07399-0001
Bank One National Sweep          Prime Money Market Fund           14.36%
Operations.....................
PO Box 711214
Columbus, OH 43271-1214
NBD Bank NA....................  Prime Money Market Fund            5.99%
9000 Haggerty Road
Belleville MI 48111-9787
Bank One.......................  Prime Money Market Fund            7.18%
9000 Haggerty Road Ste MI1-8217
Belleville MI 48111-9787
Pershing as Agent..............  US Treasury Securities             5.88%
FBO One Group                    Money Market Fund
Customer Accounts
1 Pershing Plz
Jersey City, NJ 07399-0001

                                                                 PERCENTAGE
       NAME AND ADDRESS                     FUND                OF OWNERSHIP
       ----------------                     ----                ------------
BISYS Fund Services Inc........  US Treasury Securities             5.20%
FBO Bank One Texas Sweep         Money Market Fund
3435 Stelzer Road Suite 1000
Columbus OH 43219-6004
Bank One National
Sweep Operations...............  US Treasury Securities            20.40%
PO Box 711214                    Money Market Fund
Columbus, OH 43271-1214
Bank One.......................  US Treasury Securities             5.54%
9000 Haggerty Road Ste MI1-8217  Money Market Fund
Belleville MI 48111-9787
Pershing as Agent..............  Municipal Money Market Fund       16.61%
FBO One Group
Customer Accounts
1 Pershing Plz
Jersey City, NJ 07399-0001
Bank One National
Sweep Operations...............  Municipal                          6.04%
PO Box 711214                    Money Market Fund
Columbus, OH 43271-1214
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Equity Income Fund                 5.37%
PO Box 2052
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Equity Income Fund                 8.70%
PO Box 2052
Jersey City, NJ 07303-2052
Bank One COR TTEE..............  Equity Index Fund                  7.41%
FBO Bank One Corporation
Savings and Investment Plan
Attn: Trading Services E26
859 Willard St.
Quincy, MA 02169-7428
Bank One COR TTEE..............  Large Cap Growth Fund              5.83%
FBO Bank One Corporation
Saving and Investment Plan
Attn: Trading Services E26
859 Willard St.
Quincy, MA 02169-7428
Bank One Corp PP-equities......  Large Cap Growth Fund              6.67%
1111 Polaris Parkway
PO Box 711234
Columbus OH 43271-1234

                                                                 PERCENTAGE
       NAME AND ADDRESS                     FUND                OF OWNERSHIP
       ----------------                     ----                ------------
The One Group Investor
Growth & Income Fund...........  Large Cap Value Fund               7.92%
c/o The One Group
Services Company
3435 Stelzer Road
Columbus, OH 43219-6004
The One Group Investor
Growth Fund....................  Large Cap Value Fund               6.56%
3435 Stelzer Road
Columbus, OH 43219-6004
Bank One Corp PP-equities......  Large Cap Value Fund              16.68%
1111 Polaris Parkway
PO Box 711234
Columbus OH 43271-1234
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Ohio Municipal Bond Fund          16.15%
PO Box 2052
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Ohio Municipal Bond Fund           7.43%
PO Box 2052
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Ohio Municipal Bond Fund           5.90%
PO Box 2052
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Louisiana                         14.03%
PO Box 2052                      Municipal Bond Fund
Jersey City, NJ 07303-2052
The One Group Investor
Growth Fund....................  Small Cap Growth Fund              5.94%
3435 Stelzer Road
Columbus, OH 43219-6004
The One Group Investor
Growth & Income Fund...........  Small Cap Growth Fund              5.84%
3435 Stelzer Road
Columbus, OH 43219-6004
Bank One Corp PP-equities......  Small Cap Growth Fund              5.22%
1111 Polaris Parkway
PO Box 711234
Columbus OH 43271-1234

                                                                 PERCENTAGE
       NAME AND ADDRESS                     FUND                OF OWNERSHIP
       ----------------                     ----                ------------
The One Group Investor
Growth & Income Fund...........  Small Cap Value Fund               5.93%
c/o The One Group
Services Company
3435 Stelzer Road
Columbus, OH 43219-6004
The One Group Investor
Growth Fund....................  Small Cap Value Fund               5.78%
c/o The One Group
Services Company
3435 Stelzer Road
Columbus, OH 43219-6004
BF Goodrich Pension............  Small Cap Value Fund               9.65%
1111 Polaris Parkway
PO Box 711234
Columbus OH 43271-1234
Bank One Corp PP-equities......  Small Cap Value Fund               7.85%
1111 Polaris Parkway
PO Box 711234
Columbus OH 43271-1234
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Treasury & Agency Fund            12.92%
PO Box 2052
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Treasury & Agency Fund            17.83%
PO Box 2052
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Treasury & Agency Fund            20.02%
PO Box 2052
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Treasury & Agency Fund             5.64%
PO Box 2052
Jersey City, NJ 07303-2052
Bank One.......................  US Government Securities          69.22%
9000 Haggerty Rd., Ste MI1-8217  Money Market Fund
Belleville, MI 48111-9787
First National Bank of           US Government Securities          10.92%
Chicago........................  Money Market Fund
Attn: Commercial Products
9000 Haggerty Rd.
Belleville, MI 48111-1632
NBD Bank NA....................  US Government Securities           6.63%
9000 Haggerty Road               Money Market Fund
Belleville MI 48111-9787

                                                                 PERCENTAGE
       NAME AND ADDRESS                     FUND                OF OWNERSHIP
       ----------------                     ----                ------------
Pershing as Agent..............  Ohio Municipal Money Market       31.46%
FBO One Group                    Fund
Customer Accounts
1 Pershing Plaza
Jersey City, NJ 07399-0001
Fairwood Investment Company....  Ohio Municipal Money Market        6.22%
2141 Fairwood Avenue             Fund
Columbus OH 43207-1753
Rose Suart A Cu................  Ohio Municipal Money Market       11.79%
1111 Polaris Parkway             Fund
PO Box 711234
Columbus OH 43271-1234
Dreyfus Service Corporation....  Ohio Municipal Money Market        9.97%
FBO A/C #845-0981021736          Fund
144 Glenn Curtis Blvd
East Tower 8th Floor
Uniondale NY 11556-0001
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Municipal Income Fund              5.21%
PO Box 2052
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Kentucky                           7.10%
PO Box 2052                      Municipal Bond Fund
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  West Virginia                      5.05%
PO Box 2052                      Municipal Bond Fund
Jersey City, NJ 07303-2052
One Group Investor
Balanced Fund..................  Government Bond Fund               6.79%
c/o The One Group
Services Company
3435 Stelzer Road
Columbus, OH 43219-6004
Banc One Securities Corp FBO...  Intermediate Bond Fund             5.93%
The One Investment Solution
Attn: Wrap Processing OH1-1244
Ste J-2
1111 Polaris Pkwy
Columbus OH 43271-1244
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Investor Growth Fund              11.26%
PO Box 2052
Jersey City, NJ 07303-2052

                                                                 PERCENTAGE
       NAME AND ADDRESS                     FUND                OF OWNERSHIP
       ----------------                     ----                ------------
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Investor Growth Fund               6.86%
PO Box 2052
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Investor Growth Fund               5.15%
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-2052
Bank One Cor TTEE..............  Investor Growth & Income           9.44%
FBO Bank One Corporation         Fund
Savings and Investments Plan
Attn: Trading Services E26
859 Willard St.
Quincy, MA 02169-7428
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Investor Growth & Income          12.17%
PO Box 2052                      Fund
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Investor Growth & Income           8.86%
PO Box 2052                      Fund
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Investor Growth & Income           6.73%
PO Box 2052                      Fund
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Investor Balanced Fund             5.64%
PO Box 2052
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Investor Balanced Fund            12.83%
PO Box 2052
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Investor Balanced Fund            10.75%
PO Box 2052
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Investor Conservative              5.55%
PO Box 2052                      Growth Fund
Jersey City, NJ 07303-2052

                                                                 PERCENTAGE
       NAME AND ADDRESS                     FUND                OF OWNERSHIP
       ----------------                     ----                ------------
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Investor Conservative             18.53%
PO Box 2052                      Growth Fund
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Investor Conservative              9.36%
PO Box 2052                      Growth Fund
Jersey City, NJ 07303-2052
Bank One Cor TTEE..............  Investor Conservative             11.36%
FBO Bank One Corporation         Growth Fund
Savings and Investments Plan
Attn: Trading Services E26
859 Willard St.
Quincy, MA 02169-7428
BWC -- Miller Anderson.........  Government                         6.00%
1111 Polaris Parkway             Money Market Fund
PO Box 711234
Columbus OH 43271-1234
Bank One NA....................  Government Money Market            6.22%
Attn Cash Management Operations  Fund
1111 Polaris Parkway
Columbus, OH 43271-1214
Bank One National Sweep          Government                         8.11%
Operations.....................  Money Market Fund
PO Box 711214
Columbus, OH 43271-1214
The One Group Investor
Growth & Income Fund...........  High Yield Bond Fund              21.40%
3435 Stelzer Road
Columbus OH 43219-6004
The One Group Investor
Balanced Fund..................  High Yield Bond Fund              16.14%
3435 Stelzer Road
Columbus OH 43219-6004
The One Group Investor
Growth Fund....................  High Yield Bond Fund               7.23%
3435 Stelzer Road
Columbus OH 43219-6004
Bank One Corp PP-FXD Inc.......  High Yield Bond Fund              19.73%
1111 Polaris Parkway
PO Box 711234
Columbus OH 43271-1234
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Michigan                           6.83%
PO Box 2052                      Municipal Bond Fund
Jersey City, NJ 07303-2052

                                                                 PERCENTAGE
       NAME AND ADDRESS                     FUND                OF OWNERSHIP
       ----------------                     ----                ------------
NBD Bank.......................  Michigan Municipal                19.07%
9000 Haggerty Road               Money Market Fund
Belleville, MI 48111-9787
Terrence Adderly Rev Tr........  Michigan Municipal                 5.55%
1111 Polaris Parkway             Money Market Fund
PO Box 711234
Columbus OH 43271-1234
Pershing as Agent..............  Michigan Municipal Money          22.00%
FBO One Group                    Market Fund
Customer Accounts
1 Pershing Plz
Jersey City, NJ 07399-0001
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Technology Fund                    6.55%
PO Box 2052
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Technology Fund                   42.93%
PO Box 2052
Jersey City, NJ 07303-2052
Donaldson Lufkin Jenrette
Securities Corporation Inc.....  Technology Fund                    7.38%
PO Box 2052
Jersey City, NJ 07303-2052
Bank One Corp PP-FXD Inc.......  Mortgage-Backed Securities        87.13%
1111 Polaris Parkway             Fund
PO Box 711234
Columbus OH 43271-1234
Bank One Corp PP-equities......  International Equity Index        12.25%
1111 Polaris Parkway             Fund
PO Box 711234
Columbus OH 43271-1234
DSO Rest Endowment Trust.......  Market Expansion Index Fund       10.99%
1111 Polaris Parkway
PO Box 711234
Columbus OH 43271-1234
Dow Chemical CO
Emp Wel Ben Tr.................  Market Expansion Index Fund        7.26%
1111 Polaris Parkway
PO Box 711234
Columbus OH 43271-1234
Haworth Inc....................  Short-Term Municipal Bond          8.09%
1111 Polaris Parkway             Fund
PO Box 711234
Columbus OH 43271-1234

                                                                 PERCENTAGE
       NAME AND ADDRESS                     FUND                OF OWNERSHIP
       ----------------                     ----                ------------
William H Elliott III TTEE.....  Short-Term Municipal Bond          5.30%
1111 Polaris Parkway             Fund
PO Box 711234
Columbus OH 43271-1234
Charles Lefler Rev. Trust......  Short-Term Municipal Bond          5.05%
1111 Polaris Parkway             Fund
PO Box 711234
Columbus OH 43271-1234

As a group, the officers and Trustees own less than 1% of the outstanding shares of the Funds.

Dated: July 1, 2001

     IF YOU DO NOT EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY USING ONE OF THE FOLLOWING THREE METHODS:

     1. VOTE ONLINE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD;

     2. VOTE BY CALLING TOLL FREE USING THE TELEPHONE NUMBER ON THE PROXY CARD;
        OR

     3. SIGN YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. FOR YOUR CONVENIENCE, NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

[For Use by Alamo]

ONE GROUP(R) MUTUAL FUNDS

TWO NEW LOW COST WAYS TO VOTE YOUR PROXY INSTANTLY

THEY'RE FAST AND CONVENIENT

As a valued One Group Mutual Funds shareholder, your proxy vote is important to us. That's why we've made it faster and easier to vote your proxy at your convenience, 24 hours a day. Help us save time and postage -- savings we pass on to you -- by voting on the Internet or by telephone.

Please do not mail the Proxy Card if you vote on-line or by telephone.

VOTE ONLINE

1. Read the enclosed Proxy Statement and have your Proxy Card handy.

2. Go to Web site WWW.ONEGROUP.COM/PROXY.

3. Enter the 14-digit Control Number found on your Proxy Card.

4. Cast your vote using the easy-to-follow instructions.

VOTE BY TOLL-FREE PHONE CALL

1. Read the enclosed Proxy Statement and have your Proxy Card handy.

2. Call toll-free 1-800-597-7836.

3. Enter the 14-digit Control Number found on your Proxy Card.

4. Cast your vote using the easy-to-follow instructions.

[For Use by ADP]

ONE GROUP(R) MUTUAL FUNDS

TWO NEW LOW COST WAYS TO VOTE YOUR PROXY INSTANTLY

THEY'RE FAST AND CONVENIENT

As a valued One Group Mutual Funds shareholder, your proxy vote is important to us. That's why we've made it faster and easier to vote your proxy at your convenience, 24 hours a day. Help us save time and postage -- savings we pass on to you -- by voting on the Internet or by telephone.

Please do not mail the Proxy Card if you vote on-line or by telephone.

VOTE ONLINE

1. Read the enclosed Proxy Statement and have your Proxy Card handy.

2. Go to Web site WWW.PROXYVOTE.COM.

3. Enter the 12-digit Control Number found on your Proxy Card.

4. Cast your vote using the east-to-follow instructions.

VOTE BY TOLL-FREE PHONE CALL

1. Read the enclosed Proxy Statement and have your Proxy Card handy.

2. Call toll-free 1-800-454-8683.

3. Enter the 12-digit Control Number found on your Proxy Card.

4. Cast your vote using the easy-to-follow instructions.

                             ONE GROUP MUTUAL FUNDS
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 14, 2001

The undersigned, revoking all Proxies heretofore given, hereby appoints each of Robert L. Young and Gary R. Young, or either of them, as Proxies of the undersigned with full power of substitution, to vote as indicated on this proxy card on behalf of all of the undersigned shares in One Group Mutual Funds which the undersigned is entitled to vote at the special meeting of the Shareholders of One Group Mutual Funds to be held on September 14, 2001, at 10:00 a.m., Eastern Time, in the offices of One Group Mutual Funds at 1111 Polaris Parkway, Columbus, Ohio, 43271-1235 and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present.

PROXY SOLICITED ON BEHALF OF THE FUNDS' BOARD OF TRUSTEES. THE BOARD OF TRUSTEES OF ONE GROUP MUTUAL FUNDS RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL. THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

                                                                             VOTE VIA THE INTERNET: https://www.onegroup.com/proxy
                                                                             VOTE VIA THE TELEPHONE:1-800-597-7836
                                                                             CONTROL NUMBER:   999   9999   9999   999

                                                                             NOTE: Please sign exactly as your name appears on this
                                                                             Proxy. If signing for estates, trusts or corporations,
                                                                             title or capacity should be stated. If shares are held
                                                                             jointly, each holder should sign.

                                                                             ------------------------------------------------------
                                                                             Signature

                                                                             ------------------------------------------------------
                                                                             Signature (if held jointly)

                                                                             ------------------------------------------------------
                                                                             Date                                         ONE_11999

FUND                                     FUND                                   FUND
----                                     ----                                   ----
Fundname Drop-in 1      12578.2560       Fundname Drop-in 2     5125.2450       Fundname Drop-in 3      5983.2450
Fundname Drop-in 4       5635.5087       Fundname Drop-in 5     2265.5654       Fundname Drop-in 6     25654.2569
Fundname Drop-in 7      12578.2560       Fundname Drop-in 8     5125.2499       Fundname Drop-in 9      5983.2450
Fundname Drop-in 10     15468.2561       Fundname Drop-in 11    5725.2450       Fundname Drop-in 12    21593.5465


PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. IF YOU DO NOT MARK ANY
BOXES, YOUR PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW. PLEASE MARK
VOTES AS IN THIS EXAMPLE: [ ]

[ ] To vote FOR ALL Funds on ALL Proposals mark this box. (No other vote is necessary.)

1a.-1b. To amend the fundamental policies concerning diversification specific to the funds listed in the proxy statement.


     [ ]  to vote all Funds FOR;    [ ]  to vote all Funds AGAINST;   [ ]  to ABSTAIN votes for all Funds; or vote separately
by Fund below.

                    FOR  AGAINST ABSTAIN                      FOR    AGAINST   ABSTAIN                       FOR   AGAINST  ABSTAIN
FUNDNAME DROP-IN 1  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 2   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 3   [ ]     [ ]      [ ]
FUNDNAME DROP-IN 4  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 5   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 6   [ ]     [ ]      [ ]
FUNDNAME DROP-IN 7  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 8   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 9   [ ]     [ ]      [ ]
FUNDNAME DROP-IN 10 [ ]    [ ]     [ ]   FUNDNAME DROP-IN 11  [ ]      [ ]       [ ]


2a.-2b. To amend the fundamental policy concerning diversification specific to the funds listed in the proxy statement.


     [ ]  to vote all Funds FOR;   [ ]  to vote all Funds AGAINST;  [ ]  to ABSTAIN votes for all Funds; or vote separately by Fund below.

                    FOR  AGAINST ABSTAIN                      FOR    AGAINST   ABSTAIN                       FOR   AGAINST  ABSTAIN
FUNDNAME DROP-IN 1  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 2   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 3   [ ]     [ ]      [ ]
FUNDNAME DROP-IN 4  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 5   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 6   [ ]     [ ]      [ ]
FUNDNAME DROP-IN 7  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 8   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 9   [ ]     [ ]      [ ]
FUNDNAME DROP-IN 10 [ ]    [ ]     [ ]   FUNDNAME DROP-IN 11  [ ]      [ ]       [ ]    FUNDNAME DROP-IN 12  [ ]     [ ]      [ ]



3. To eliminate the fundamental policy concerning diversification and adopt a comparable non-fundamental policy specific to the funds listed in the proxy statement.


     [ ]  to vote all Funds FOR;  [ ]  to vote all Funds AGAINST;   [ ]   to ABSTAIN votes for all Funds; or vote
separately by Fund below.

                    FOR  AGAINST ABSTAIN                      FOR    AGAINST   ABSTAIN                       FOR   AGAINST  ABSTAIN
FUNDNAME DROP-IN 1  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 2   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 3   [ ]     [ ]      [ ]
FUNDNAME DROP-IN 4  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 5   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 6   [ ]     [ ]      [ ]
FUNDNAME DROP-IN 7  [ ]    [ ]     [ ]


4a. To eliminate a fundamental policy concerning investments in bonds and adopt a fundamental policy concerning investments in municipal bonds specific to the funds listed in the proxy statement.

     [ ]  to vote all Funds FOR;  [ ]  to vote all Funds AGAINST;   [ ]   to ABSTAIN votes for all Funds; or vote
separately by Fund below.

                    FOR  AGAINST ABSTAIN                      FOR    AGAINST   ABSTAIN                       FOR   AGAINST  ABSTAIN
FUNDNAME DROP-IN 1  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 2   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 3   [ ]     [ ]      [ ]
FUNDNAME DROP-IN 4  [ ]    [ ]     [ ]


4b.-4g. To eliminate a fundamental policy concerning investments in municipal securities and adopt a fundamental policy concerning investments in municipal bonds specific to the funds listed in the proxy statement.

     [ ]  to vote all Funds FOR;  [ ]  to vote all Funds AGAINST;   [ ]   to ABSTAIN votes for all Funds; or vote
separately by Fund below.

                    FOR  AGAINST ABSTAIN                      FOR    AGAINST   ABSTAIN                       FOR   AGAINST  ABSTAIN
FUNDNAME DROP-IN 1  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 2   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 3   [ ]     [ ]      [ ]
FUNDNAME DROP-IN 4  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 5   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 6   [ ]     [ ]      [ ]


5.    To eliminate a fundamental policy concerning investments in government            FOR        AGAINST    ABSTAIN
      securities and adopt an identical non-fundamental                                 [ ]          [ ]        [ ]
      policy.

6. To eliminate a fundamental policy concerning purchases of common stock and voting securities specific to the funds listed in the proxy statement.


     [ ]  to vote all Funds FOR;   [ ]  to vote all Funds AGAINST;  [ ]  to ABSTAIN votes for all Funds; or vote separately by Fund below.

                    FOR  AGAINST ABSTAIN                      FOR    AGAINST   ABSTAIN                       FOR   AGAINST  ABSTAIN
FUNDNAME DROP-IN 1  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 2   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 3   [ ]     [ ]      [ ]
FUNDNAME DROP-IN 4  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 5   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 6   [ ]     [ ]      [ ]

7a. To amend a fundamental policy concerning loans specific to the funds listed in the proxy statement.


     [ ]  to vote all Funds FOR;   [ ]  to vote all Funds AGAINST;  [ ]  to ABSTAIN votes for all Funds; or vote separately by Fund below.

                    FOR  AGAINST ABSTAIN                      FOR    AGAINST   ABSTAIN                       FOR   AGAINST  ABSTAIN
FUNDNAME DROP-IN 1  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 2   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 3   [ ]     [ ]      [ ]
FUNDNAME DROP-IN 4  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 5   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 6   [ ]     [ ]      [ ]
FUNDNAME DROP-IN 7  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 8   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 9   [ ]     [ ]      [ ]
FUNDNAME DROP-IN 10 [ ]    [ ]     [ ]   FUNDNAME DROP-IN 11  [ ]      [ ]       [ ]    FUNDNAME DROP-IN 12  [ ]     [ ]      [ ]


7b.-7c. To amend fundamental policies concerning borrowing money specific to the funds listed in the proxy statement.


     [ ]  to vote all Funds FOR;   [ ]  to vote all Funds AGAINST;  [ ]  to ABSTAIN votes for all Funds; or vote separately by Fund below.

                    FOR  AGAINST ABSTAIN                      FOR    AGAINST   ABSTAIN                       FOR   AGAINST  ABSTAIN
FUNDNAME DROP-IN 1  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 2   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 3   [ ]     [ ]      [ ]
FUNDNAME DROP-IN 4  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 5   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 6   [ ]     [ ]      [ ]
FUNDNAME DROP-IN 7  [ ]    [ ]     [ ]   FUNDNAME DROP-IN 8   [ ]      [ ]       [ ]    FUNDNAME DROP-IN 9   [ ]     [ ]      [ ]
FUNDNAME DROP-IN 10 [ ]    [ ]     [ ]   FUNDNAME DROP-IN 11  [ ]      [ ]       [ ]    FUNDNAME DROP-IN 12  [ ]     [ ]      [ ]



EVERY SHAREHOLDERS VOTE IS IMPORTANT!  PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY
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